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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D. C. (20549)

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 30, 2008

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                           ILINC COMMUNICATIONS, INC.
             (Exact Name of Registrant as Specified in Its Charter)


          DELAWARE                   1-13725                     76-0545043
(State or Other Jurisdiction       (Commission                (I.R.S. Employer
of Incorporation or Organization)  File Number)              Identification No.)


2999 NORTH 44TH STREET, SUITE 650, PHOENIX, ARIZONA                 85018
    (Address of Principal Executive Offices)                      (Zip Code)




                                 (602) 952-1200
              (Registrant's Telephone Number, Including Area Code)

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On June 30, 2008, we entered into an Asset Purchase Agreement (the "Agreement") with Conference Plus, Inc. (the "Purchaser"), related to the sale of certain assets comprising our event services business. The closing of the transaction contemplated by the Agreement occurred on June 30, 2008 (the "Closing Date").

      At closing, Purchaser paid to us cash in the amount of $175,000, and will pay post-closing each month, from month to month, until the expiration of twenty-four (24) months after the Closing Date (the "Measurement Period") an amount equal to the greater of: (a) twenty five percent (25%) of the event revenue earned by Purchaser from the event customers during the Measurement Period; or (b) $10,000.

      Under the terms of the Agreement, we have agreed that for the three (3) year period beginning with the Closing Date that we will not engage within the United States in a competitive event business (as defined in the Agreement), except as an event reseller of Purchaser. These restrictive covenants do not restrict our ability to conduct our Web Conferencing Business (as defined in the Agreement).


ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

      The information provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.01.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(b)   Pro forma financial information

      The pro forma financial information required to be filed pursuant to Item 9.01(b) of Form 8-K is attached hereto as Exhibit 99.2 and incorporated herein by reference.

(d)   Exhibits

         10.1 Asset Purchase Agreement dated June 30, 2008 between iLinc Communications, Inc. and Conference Plus, Inc.
         99.2 Unaudited pro forma financial information of iLinc Communications, Inc.







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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ILINC COMMUNICATIONS, INC.


                                       By: \s\James M. Powers, Jr.
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                                           James M. Powers, Jr.
                                           President and Chief Executive Officer

Date: July 7, 2008






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                                  EXHIBIT INDEX


EXHIBIT NUMBER    DESCRIPTION OF EXHIBIT
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10.1              Asset Purchase Agreement dated June 30, 2008 between iLinc
                  Communications, Inc. and Conference Plus, Inc.
99.2              Unaudited pro forma financial information of iLinc
                  Communications, Inc.